                         MLIG VARIABLE INSURANCE TRUST

                                   PROSPECTUS

                                  May 1, 2003
                        As reprinted on October 8, 2003

                        ROSZEL/DELAWARE TREND PORTFOLIO

Shares of the Portfolio are offered exclusively to certain registered separate accounts of Merrill Lynch Life Insurance Company ("MLLIC") and ML Life Insurance Company of New York ("MLLICNY") as funding vehicles for certain variable annuity and variable life insurance contracts ("variable contracts") issued by them. Shares are not offered directly to the public.

An investment in this Portfolio of the Trust is not a bank deposit and is not insured, guaranteed, or endorsed by the Federal Deposit Insurance Corporation, or any other government agency. An investment in this Portfolio involves investment risks, including possible loss of principal.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED SHARES OF
    THE TRUST OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                 Page
                                                                 ----
INTRODUCTION................................................       1
  Roszel/Delaware Trend Portfolio...........................       4
FEES AND EXPENSES...........................................       5
INFORMATION ABOUT THE RISKS OF CERTAIN INVESTMENTS AND
  INVESTMENT TECHNIQUES.....................................       6
INVESTMENT MANAGEMENT.......................................       8
OTHER INFORMATION...........................................       9
SERVICE PROVIDERS...........................................      11
APPENDIX....................................................     A-1
OBTAINING ADDITIONAL INFORMATION ABOUT THE TRUST............  Back Cover

                                  INTRODUCTION

This prospectus describes one of the twenty-four portfolios offered by the Trust. This Portfolio is a separate investment portfolio and has its own investment objective, investment strategies, restrictions, and attendant risks. An investor should consider the Portfolio to determine if it is an appropriate investment. No one can assure that the Portfolio will achieve its investment objective and investors should not consider the Portfolio to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in the Portfolio. The investment objective of the Portfolio, the investment strategies by which it seeks its objective, and those investment restrictions not specifically designated as fundamental, may be changed by the Trust's board of trustees without shareholder approval. Certain investment restrictions described in the Statement of Additional Information are fundamental and may only be changed with shareholder approval.

Performance information is not available as the Portfolio has not completed one calendar year of operations. Performance information will be available once the Portfolio has completed one calendar year.

Notwithstanding its investment objective, the Portfolio may, for temporary defensive purposes, invest all of its assets in cash and/or money market instruments. To the extent that the Portfolio adopts a temporary defensive position, the Portfolio may not achieve its investment objective.

GENERAL DISCUSSION OF RISKS

Different types of securities, investments and investment techniques used by the Portfolio all have attendant risks of varying degrees.

EQUITY SECURITIES. In general, the values of equity securities fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions. Accordingly, the value of the equity securities that the Portfolio holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock's price. This is known as market risk. U.S. equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets exhibit fewer clear trends and tend to reflect unpredictable local economic and financial conditions. Equity securities are also subject to financial risk, which is the risk that the issuer's earnings prospects and overall financial position will deteriorate, causing a decline in the security's value. Therefore, the value of an investment in the Portfolio may increase or decrease.

INCOME-BEARING SECURITIES. In general, income-bearing securities are subject to the risk of income volatility, interest rate risk (a type of market risk), credit risk (a type of financial risk) and, as to some income-bearing securities, prepayment/extension risk. Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of income-bearing securities. Credit risk relates to the ability of an issuer of a debt security to pay principal and interest on the security on a timely basis and is the risk that the issuer could default on its obligations, thereby causing the Portfolio to lose its investment in the security.

In general, interest rate risk is the risk that when prevailing interest rates decline, the market value of income-bearing securities (particularly fixed-income securities) tends to increase. Conversely, when prevailing interest rates increase, the market value of income-bearing securities (particularly fixed-income securities) tends to decline.

Prepayment risk and extension risk are normally present in adjustable rate mortgage loans, mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (prepayment risk) or lengthen (extension risk). If interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment generally increases. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment generally decreases. In either case, a change in the prepayment rate and the resulting change in duration of income-bearing securities held by the Portfolio, can result in losses to investors in the Portfolio.

STYLE RISK. Portfolios that use a GROWTH INVESTING style entail the risk that equity securities representing the style may be out of favor in the marketplace for various periods of time. When this occurs, investors, such as the Portfolio, holding such securities may experience significant declines in the value of their portfolios. Style risk, therefore, is the risk that a portfolio's GROWTH INVESTING style falls out of favor with investors for a period of time.

TERMS USED IN THIS PROSPECTUS

ADVISER: The Trust's investment manager, Roszel Advisors, LLC or any subadviser retained by it.

EQUITY SECURITIES: Equity securities include common stock, preferred stock, securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

FOREIGN ISSUERS: (1) Companies organized outside the United States, (2) companies whose securities are principally traded outside of the United States,
(3) companies having their principal business operations outside of the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

GOVERNMENT SECURITIES: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

HIGH-GRADE SECURITIES: Securities rated, at the time of purchase, in the three highest categories by a nationally-recognized statistical rating organization ("NRSRO") (e.g., A or higher by Moody's Investors Service ("Moody's") or Standard & Poor's ("S&P")) or unrated securities that the Adviser determines are of comparable quality.

INCOME-BEARING SECURITIES: Bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); and preferred stock or other securities that pay dividends.

INVESTMENT GRADE SECURITIES: Securities rated, at the time of purchase, in the four highest categories by an NRSRO (e.g., Baa or higher by Moody's or BBB or higher by S&P) or unrated securities that the Adviser determines are of comparable quality.

LARGE CAPITALIZATION: Large capitalization means securities with a market capitalization falling within the range represented by the Russell 1000(R) Index. As of May 31, 2002 this range was between approximately $1.3 billion and $309 billion. The average market capitalization of such securities was approximately $11 billion and the median market capitalization was approximately $3.5 billion.

LOWER-RATED SECURITIES: Securities rated, at the time of purchase, lower than investment grade by an NRSRO, or unrated securities that the Adviser determines are of comparable quality. Lower-Rated Securities are subject to above-average market risk and financial risk and are commonly referred to as "junkbonds."

MID CAPITALIZATION: Mid capitalization means securities with a market capitalization falling within the range represented by the Russell Midcap(R) Index. As of May 31, 2002 this range was between approximately $1.3 billion and $10.8 billion. The average market capitalization of such securities was approximately $3.6 billion and the median market capitalization was approximately $2.8 billion.

SAI: The Trust's statement of additional information which contains additional information about the Trust and the Portfolio.

SMALL CAPITALIZATION: Small capitalization means securities with a market capitalization falling within the range represented by the Russell 2000(R) Index. As of May 31, 2002 this range was between approximately $128 million and $1.3 billion. The average market capitalization of such securities was approximately $490 million and the median market capitalization was approximately $395 million.

ADVISERS

Roszel Advisors, LLC ("Roszel Advisors") is the investment manager of the Trust and of the Portfolio. As investment manager, Roszel Advisors is responsible for overall management of the Trust and for retaining Advisers to manage the assets of the Portfolio according to its investment objective and strategies. The Adviser for the Portfolio is identified near the top of the page describing the Portfolio. From time to time, Roszel Advisors may change the Portfolio's Adviser. For more detailed information about Roszel Advisors and the other Advisers, see "Investment Management."

ADVISER MANAGEMENT STYLE

GROWTH INVESTING. A portfolio management style that involves seeking securities of issuers with above-average recent earnings growth rates and a reasonable likelihood of maintaining such rates in the foreseeable future. Generally such securities are those of issuers with strong business franchises and favorable long-term growth prospects. Often such issuers are companies with a strong competitive position within their industry or a competitive position within a very strong industry. For most advisers, growth investing entails analyzing the quality of an issuer's earnings (i.e., the degree to which earnings are derived from sustainable, cash-based sources). For many advisers, growth investing means analyzing issuers as if they are buying the company or its business, not simply trading its securities. For some advisers, growth investing also may involve fundamental research about and qualitative analysis of particular companies in order to identify and take advantage of potential short-term earnings increases that are not reflected in the current price of the company's securities.

                        ROSZEL/DELAWARE TREND PORTFOLIO

INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by Delaware Management Company.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing at least 65% of its total assets in SMALL CAPITALIZATION EQUITY SECURITIES of companies that the Adviser believes have a potential for high earnings growth rates.

The Adviser uses a GROWTH INVESTING style. The Adviser seeks small companies that offer substantial opportunities for long-term price appreciation because they are poised to benefit from changing and dominant social and political trends. The Adviser evaluates a company's management, product development and sales and earnings. The Adviser uses a "bottom-up" approach for this evaluation and seeks market leaders, strong product cycles, innovative concepts and industry trends.

The Adviser believes that companies in the early stages of their development often offer the greatest opportunities for rising stock prices and that the key to investing successfully in small companies is to invest in them before their stock price matches their growth potential. To do this, the Adviser relies on its own research to study:

     - the operational history of the company;

     - its strategic focus; and

     - its competitive environment.

The Adviser also looks at price-to-earnings ratios, estimated growth rates, market capitalization and cash flows to determine how attractive a company is relative to other companies.

Because there is added risk when investing in small companies, which may still be in their early developmental stages, the Adviser seeks a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries. The Portfolio's performance benchmark is the Russell 2500 Growth Index.

As small companies grow, the securities of some may increase in value beyond SMALL CAPITALIZATION, however, the Adviser may hold such securities until it believes they have reached their growth potential.

The Portfolio may invest up to 25% of its total assets in SECURITIES OF FOREIGN ISSUERS.

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES of smaller companies that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest largely in INCOME-BEARING SECURITIES or funds that invest in EQUITY SECURITIES representing a greater range of market capitalizations. Smaller companies may have limited product lines, markets, or financial resources and their securities may be less liquid than securities issued by larger, more established companies. This Portfolio also is subject to substantial style risk in that GROWTH INVESTING may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in SECURITIES OF FOREIGN ISSUERS, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

                               FEES AND EXPENSES

The following tables describe the fees and expenses that you pay if you buy and hold shares of the Portfolio.

     SHAREHOLDER FEES (DEDUCTED DIRECTLY FROM GROSS AMOUNT OF TRANSACTION)

Maximum Sales Charge Imposed on Purchases (percentage of
  offering price)...........................................  N/A
Maximum Deferred Sales Charge...............................  N/A
Maximum Sales Charge Imposed on Reinvested Dividends and
  Other Distributions.......................................  N/A
Redemption Fee..............................................  N/A
Exchange Fee................................................  N/A

Shareholder fees do not reflect variable contract expenses, fees and charges. If these expenses, fees and charges were included, your costs would be higher.

      ANNUAL PORTFOLIO OPERATING EXPENSES (DEDUCTED FROM PORTFOLIO ASSETS)

                                                                         TOTAL
                                                                        ANNUAL
                                                                       PORTFOLIO
                                            MANAGEMENT      OTHER      OPERATING        EXPENSE          NET
                                               FEES      EXPENSES(1)   EXPENSES    REIMBURSEMENTS(2)   EXPENSES
                                            ----------   -----------   ---------   -----------------   --------
Roszel/Delaware Trend Portfolio...........     0.85%        0.97%        1.82%           0.67%           1.15%

---------------

(1) Other expenses are based on estimated amounts for the current fiscal year.

(2) The Trust has entered into an expense limitation agreement with Roszel Advisors whereby Roszel Advisors agrees to reimburse the Portfolio to the extent total operating expenses (excluding interest, taxes, brokerage commissions, expenses in the form of fees paid to the Trust service providers by brokers in connection with directed brokerage arrangements, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Portfolio's business) exceed certain limits. The expense limitation agreement is effective through December 31, 2003, and is expected to continue from year to year, provided the continuance is approved by the Trust's board of trustees.

EXAMPLE

The following example is intended to help you compare the cost of investing in shares of the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The costs would be the same if you do not redeem your shares at the end of those periods. The example also assumes that your investment has a 5 percent return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                              1 YEAR   3 YEARS
                                                              ------   -------
Roszel/Delaware Trend Portfolio.............................    117       507

The example does not reflect sales charges (loads) on reinvested dividends and other distributions because the Portfolio does not impose sales charges. The example does not reflect variable contract expenses, fees and charges. If these expenses, fees and charges were included, your costs would be higher.

                     INFORMATION ABOUT THE RISKS OF CERTAIN
                     INVESTMENTS AND INVESTMENT TECHNIQUES

GOVERNMENT SECURITIES

The Portfolio may invest in GOVERNMENT SECURITIES. GOVERNMENT SECURITIES include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises. GOVERNMENT SECURITIES may be supported by the: (a) full faith credit of the U.S. Treasury,
(2) right of the issuer to borrow from the U.S. Treasury, (c) discretionary authority of the U.S. Government to purchase certain obligations of the issuer, or (d) only the credit of the issuer. GOVERNMENT SECURITIES also include Treasury receipts, zero coupon bonds and other stripped GOVERNMENT SECURITIES, where the principal and interest components of the stripped GOVERNMENT SECURITIES are traded independently. The Portfolio also may invest in custody receipts that evidence ownership of future interest payments, principal payments, or both, on certain GOVERNMENT SECURITIES. For certain securities law purposes, custody receipts are not considered GOVERNMENT SECURITIES.

GOVERNMENT SECURITIES generally entail interest rate risk comparable with other HIGH-GRADE SECURITIES although, at times, certain stripped GOVERNMENT SECURITIES may entail a greater degree of interest rate risk. GOVERNMENT SECURITIES in categories (a) and (b) entail virtually no credit risk, while those in categories (c) and (d) and stripped GOVERNMENT SECURITIES entail a small degree of such risk. Except for mortgage-backed GOVERNMENT SECURITIES, GOVERNMENT SECURITIES do not entail prepayment or extension risk.

USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES

Although not a principal investment strategy, the Portfolio may purchase and sell option contracts, enter into futures contracts or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies or interest rates. These techniques permit the Portfolio to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for the Portfolio to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

The Adviser also uses these techniques to manage risk by hedging the Portfolio's portfolio investments. Hedging techniques may not always be available to the Portfolio; and it may not always be feasible for the Adviser to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, the Portfolio could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the Adviser expects. As a result, the use of these techniques may result in losses to the Portfolio or increase volatility in the Portfolio's performance.

SECURITIES OF FOREIGN ISSUERS

The Portfolio may invest in SECURITIES OF FOREIGN ISSUERS as part of its principal investment strategy.

Investments in the SECURITIES OF FOREIGN ISSUERS involve significant risks that are not typically associated with investing in securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets) and securities of some FOREIGN ISSUERS may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to execute such transactions. The inability of the Portfolio to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio investment or, if the Portfolio has entered into a contract to sell the investment, could result in possible liability to the purchaser.

FOREIGN ISSUERS are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a FOREIGN ISSUER than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of the Portfolio, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

SMALL CAPITALIZATION COMPANIES

The Portfolio invests in securities of SMALL CAPITALIZATION securities as part of its principal investment strategy.

Historically, SMALL CAPITALIZATION stocks, including stocks of recently organized companies, have been more volatile in price than the larger market capitalization stocks. As a result, investing in the securities of such companies involves greater risk and the possibility of greater price volatility. Among the reasons for the greater price volatility of these small company stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are more thinly traded than those of larger companies and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with SMALL CAPITALIZATION SECURITIES are often higher than those with larger capitalizations.

"WHEN-ISSUED" AND DELAYED DELIVERY TRANSACTIONS

The Portfolio may purchase newly-issued securities on a "when-issued" basis and may purchase or sell securities on a "delayed delivery" basis. When-issued or delayed delivery transactions involve a commitment by the Portfolio to purchase or sell particular securities with payment and delivery to take place at a future date. These transactions allow the Portfolio to lock in an attractive purchase price or yield on a security the Portfolio intends to purchase or an attractive sale price on a security the Portfolio intends to sell. Normally, settlement occurs within one month of the purchase or sale. During the period between purchase or sale and settlement, no payment is made or received by the Portfolio and, for delayed delivery purchases, no interest accrues to the Portfolio. The Portfolio will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Portfolio reserves the right to sell such securities before the settlement date if deemed advisable.

At the time the Portfolio makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will segregate the security on the Trust's accounting records, record the transaction and reflect the amount due and the market value of the security in determining its net asset value. Likewise, at the time the Portfolio makes the commitment to sell a security on a delayed delivery basis, it will segregate the security on the Trust's accounting records, record the transaction and include the proceeds to be received in determining its net asset value. Accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are not reflected in the net asset value so long as the commitment remains in effect.

                             INVESTMENT MANAGEMENT

ROSZEL ADVISORS

Roszel Advisors is the investment manager of the Trust and of the Portfolio. As investment manager, Roszel Advisors is responsible for overall management of the Trust and for retaining additional Advisers to manage the assets of the Portfolio. Roszel Advisors, at its own expense, furnishes the Trust with officers, clerical services and other personnel, as well as office space, facilities and equipment necessary to administer the business affairs of the Trust. Likewise, Roszel Advisors retains and supervises third-party service providers paid by the Trust to perform certain operational functions. These include J.P. Morgan Investor Services Co., the Trust's administrator, which is responsible for, among other tasks, the valuation of the Portfolio's assets and other accounting functions.

Roszel Advisors uses a "manager of managers" approach to selecting and supervising specialist Advisers to manage the investment portfolio of the Portfolio. Roszel Advisors selects Advisers based on a continuing quantitative and qualitative evaluation of their skills and proven abilities in managing assets pursuant to a particular investment style. While superior performance is the ultimate goal, short-term performance by itself is not a significant factor in selecting or terminating Advisers. Roszel Advisors does not anticipate frequent changes in Advisers. The Trust's board of trustees reviews and approves Roszel Advisors's selection or dismissal of Advisers. In the event of a change in the Portfolio's Adviser, variable contract owners invested in the Portfolio will be sent an information statement providing information about the new Adviser within 90 days of such change.

MANAGEMENT FEES

The following table shows the annual management fee rate paid to Roszel Advisors by the Portfolio.

                                                                 ANNUAL RATE
                                                               (AS PERCENTAGE
                                                                 OF AVERAGE
                         PORTFOLIO                            DAILY NET ASSETS)
                         ---------                            -----------------
Roszel/Delaware Trend Portfolio.............................        0.85%

OTHER ADVISERS

The Portfolio is managed by an Adviser selected by Roszel Advisors to bring specific asset management style expertise strategy to the management of the Portfolio. The table below summarizes the background data with respect to the Adviser that manages the Portfolio's assets.

DELAWARE MANAGEMENT COMPANY                      ROSZEL/DELAWARE TREND PORTFOLIO
2005 Market Street
Philadelphia, PA 19103-7094

Delaware Management Company, a series of Delaware Management Business Trust, and its affiliates had approximately $84 billion in assets under management as of December 31, 2002.

Gerald S. Frey, Managing Director/Chief Investment Officer - Growth Investing, has primary responsibility for making day-to-day decisions for the Portfolio. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York. Mr. Frey has 23 years' experience in the money management business and holds a BA in economics from Bloomsburg University and attended Wilkes College and New York University.

When making decisions for the Portfolio, Mr. Frey regularly consults with Marshall T. Bassett, John A. Heffern, Francis J. Houghton, Jr., Jeffrey W. Hynoski, Steven T. Lampe and Lori P. Wachs.

Marshall T. Bassett, Senior Vice President/Portfolio Manager, joined Delaware Investments in 1997. Before joining Delaware Investments, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received a bachelor's degree and an MBA from Duke University.

John A. Heffern, Senior Vice President/Portfolio Manager, earned a bachelor's degree and an MBA degree at the University of North Carolina at Chapel Hill. Prior to joining Delaware Investments in 1997, he was a Senior Vice President, Equity Research in NatWest Securities Corporation's Specialty Financial Services unit. Before that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons.

Francis J. Houghton, Jr., Vice President/Senior Portfolio Manager, received a BBA from Manhattan College and attended New York University Graduate School of Business Administration. Prior to joining Delaware Investments in March 2000, Mr. Houghton was portfolio manager with Lynch & Mayer, Inc., which he joined in 1990 and of which he became President in 1999. Prior to joining Lynch & Mayer, Inc., Mr. Houghton was Chairman of BMI Capital from 1984 to 1990, a Portfolio Manager at Neuberger & Berman from 1977 to 1984 and a Partner at Oppenheimer & Co., Inc. from 1969-1977.

Jeffrey W. Hynoski, Vice President/Portfolio Manager, joined Delaware Investments in 1998. Prior to joining Delaware Investments, he served as a Vice President at Bessemer Trust Company in the mid- and large capitalization growth group where he specialized in the areas of science, technology and telecommunications. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski holds a BS in finance from the University of Delaware and an MBA with a concentration in investment portfolio management and financial economics from Pace University.

Steven T. Lampe, Vice President/Portfolio Manager, received a bachelor's degree in economics and an MBA degree with a concentration in finance from the University of Pennsylvania's Wharton School. He joined Delaware Investments in 1995 and covers the financial services and business services sectors for small and mid-capitalization growth stocks. He previously served as a tax/audit manager at Price Waterhouse specializing in financial service firms. Mr. Lampe is a Certified Public Accountant.

Lori P. Wachs, Vice President/Portfolio Manager, joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in finance and Oriental studies.

                               OTHER INFORMATION

PURCHASE AND REDEMPTION OF SHARES

Shares of the Trust are not offered directly to the general public. The Trust currently offers shares of the Trust to separate accounts of MLLIC and MLLICNY as funding vehicles for certain variable contracts issued through the separate accounts. When shares of the Trust are offered as a funding vehicle for variable contracts, a separate prospectus describing the particular separate account and variable contract being offered through that separate account accompanies this prospectus.

Shares of the Portfolio are sold in a continuous offering to the separate accounts to support the variable contracts. Net purchase payments under the variable contracts are placed in one or more subaccounts of the separate accounts and the assets of each such subaccount are invested in the shares of the Portfolio corresponding to that subaccount. The separate accounts purchase and redeem shares of the Portfolio for their subaccounts at a net asset value without sales or redemption charges.

For each day on which the Portfolio's net asset value is calculated, the separate accounts transmit to the Trust any orders to purchase or redeem shares of the Portfolio based on the net purchase payments, redemption (surrender) requests, and transfer requests from variable contract owners that have been processed on that day. The separate accounts purchase and redeems shares of the Portfolio at the Portfolio's net asset value per share calculated as of the day the Trust receives the order, although such purchases and redemptions may be executed the next morning. Payment for shares redeemed are made within seven days after receipt of a proper notice of redemption, except that the right of redemption may be suspended or payments postponed when permitted by applicable laws and regulations.

Notwithstanding the foregoing, the Trust reserves the right to refuse to sell shares to the separate accounts if such sales are not in the Trust's or Portfolio's best interests. Trust shares are offered primarily as long-term investments and are not intended as short-term investments. In particular, short-term trading practices such as "market-timing," where shares of the Portfolio are redeemed shortly after being acquired in order to acquire shares of another portfolio in the trust, are often harmful to the Portfolio and long-term investors in the Portfolio. Therefore, in circumstances where the Trust determines that the sale of additional shares of the Portfolio to support particular variable contracts would be harmful to the Portfolio or investors in the Portfolio, it may refuse to sell such shares to support such contracts.

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners. To the extent that such classes of investors are invested in the same Portfolio when a conflict of interest arises that might involve the Portfolio, one or more such classes of investors could be disadvantaged. The Trust currently does not foresee any such disadvantage to owners of variable contracts. Nonetheless, the board of trustees of the Trust will monitor the Portfolio for the existence of any irreconcilable material conflicts of interest. If such a conflict affecting owners of variable contracts is determined to exist, then MLLIC or MLLICNY will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict occurs, then MLLIC or MLLICNY might withdraw its separate accounts' investment in the Portfolio or it may substitute shares of the Portfolio for another in the trust. This might force the Portfolio to sell its portfolio securities at a disadvantageous price.

  Special Compensation Arrangements

Roszel Advisors may pay amounts to MLLIC or MLLICNY, from its own resources. These payments are meant to compensate the insurance companies for part of the administrative expense of maintaining accounts for and communicating with owners of variable contracts.

  Contract Owner Voting Rights

With regard to Portfolio matters for which the Investment Company Act of 1940 (the "1940 Act") requires a shareholder vote, MLLIC and MLLICNY vote such shares in accordance with instructions received from the owners of variable contracts having a voting interest in that separate account. Each share has one vote for each dollar of net asset value and votes are counted on an aggregate basis except as to matters where the interests of the portfolios of the Trust differ (such as approval of an investment advisory agreement or a change in a portfolio's fundamental investment restrictions). In such a case, the voting is on a portfolio-by-portfolio basis. Fractional shares are counted. Shares held by a separate account for which no instructions are received are voted by MLLIC and MLLICNY for or against any propositions, or in abstention, in the same proportion as the shares for which instructions have been received.

DISTRIBUTIONS AND TAX INFORMATION

  Income Dividends and Capital Gains Distribution

The Portfolio intends to distribute substantially all of its net investment income annually. The Portfolio also intends to distribute substantially all of its net realized capital gains annually. All income dividends and capital gains distributions made by the Portfolio are reinvested in shares of the Portfolio at net asset value.

  Taxes

For federal income tax purposes, the Portfolio is treated as a separate entity. The Portfolio intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986 as amended ("Code"), and will meet certain diversification requirements applicable to mutual funds underlying variable insurance products. By so qualifying, the Portfolio should have little or no liability for federal income taxes if it distributes substantially all of its net investment income and net realized capital gains to the separate accounts each year.

Since the separate accounts are the only shareholders of the Trust, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to the purchasers of variable contracts, see the attached prospectus for such contract.

CALCULATING SHARE VALUE

Portfolio shares are sold at net asset value ("NAV"). The NAV of the Portfolio is calculated at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, each day the NYSE is open for trading. The NAV per share for the Portfolio is determined by adding the value of the Portfolio's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of the Portfolio's outstanding shares.

The Portfolio's portfolio securities are valued most often on the basis of market quotations. SECURITIES OF FOREIGN ISSUERS generally are valued on the basis of quotations from the primary market in which they are traded. Some INCOME-BEARING SECURITIES are valued using dealers and pricing services. Municipal bond valuations are based on prices supplied by a qualified municipal pricing service. Those prices are composed of the mean average of the bid and ask prices on the secondary market. Any short-term securities held by the Portfolio with remaining maturities of sixty days or less are valued on the basis of amortized cost or original cost plus accrued interest. The Portfolio's written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last traded bid price. The Portfolio's NAV may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

If quotations are not readily available for any security, or if the value of a security has been materially affected by events occurring after the closing of a market, the security may be valued by using procedures approved by the Trust's board of trustees, that Roszel Advisors believes accurately reflects "fair value."

                               SERVICE PROVIDERS

INVESTMENT MANAGER

Roszel Advisors, LLC, 1300 Merrill Lynch Drive, Pennington, New Jersey 08534, is the investment manager of the Trust.

INDEPENDENT AUDITORS

Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts 02116-5022, are the independent auditors of the Trust.

CUSTODIAN

JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017, acts as Custodian of the Trust's assets.

ADMINISTRATOR

J.P. Morgan Investor Services Co., 73 Tremont Street, Boston, Massachusetts 02108-3913, which is a wholly owned subsidiary of J.P. Morgan Chase & Co., acts as the Trust's Administrator.

TRANSFER AGENT

Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as Transfer Agent for the Trust.

LEGAL COUNSEL

Sutherland Asbill & Brennan LLP, Washington, D.C., is counsel for the Trust.

                                    APPENDIX

              INVESTMENTS AND INVESTMENT PRACTICES AND TECHNIQUES

The following table shows the Portfolio's investment limitations with respect to certain higher risk investments and investment practices and techniques as a percentage of assets. Percentages are generally calculated as of the time of the most recent investment in the particular security or contract or the time of the most recent use of an investment technique.

LEGEND

/ A check mark means that there is no policy limitation on the Portfolio's usage of that practice or type of security, and that the Portfolio may be currently using that practice or investing in that type of security.

25 A number indicates the maximum percentage of total assets that the Portfolio is permitted to invest in that practice or type of security. A number in italics ([25]) indicates the maximum percentage of net assets.

- A dot means that the Portfolio is permitted to use that practice or invest in that type of security, but is not expected to do so on a regular basis.

X An "X" means that the Portfolio is not permitted to use that practice or invest in that type of security.

-------------------------------------------------------------------------
                                                                ROSZEL/
                                                               DELAWARE
                                                                 TREND
                                                               PORTFOLIO
-------------------------------------------------------------------------
 INVESTMENT PRACTICES AND
 TECHNIQUES
-------------------------------------------------------------------------
 Borrowings and Reverse Repurchase Agreements                  33.33
-------------------------------------------------------------------------
 Repurchase Agreements                                           -
-------------------------------------------------------------------------
 Securities Lending                                              -
-------------------------------------------------------------------------
 Short Sales Against the Box                                     -
-------------------------------------------------------------------------
 When-Issued Securities and Delayed Delivery Securities          -
-------------------------------------------------------------------------
 Illiquid Investments                                            -
-------------------------------------------------------------------------
 Restricted Securities (including illiquid Rule 144A             -
 securities)
-------------------------------------------------------------------------
 Liquid Restricted Rule 144A Securities                          -
-------------------------------------------------------------------------
 CONVENTIONAL SECURITIES
-------------------------------------------------------------------------
 Securities of Foreign Issuers                                   25
-------------------------------------------------------------------------
 Equity Securities                                               /
-------------------------------------------------------------------------
 Equity Securities of Foreign Issuers                            25
-------------------------------------------------------------------------
 American, European and Global Depository Receipts               25
-------------------------------------------------------------------------
 REITs                                                           -
-------------------------------------------------------------------------
 Warrants and Stock Purchase Rights                              -
-------------------------------------------------------------------------
 Investment Company Securities (including World Equity           -
 Benchmark Shares and Standard & Poor's Depository Receipts)
-------------------------------------------------------------------------
 Debt Securities                                                 -
-------------------------------------------------------------------------
 Government Securities                                           -
-------------------------------------------------------------------------
 Investment Grade Debt Securities                                -
-------------------------------------------------------------------------
 Lower-Rated Debt Securities                                     -
-------------------------------------------------------------------------
 Debt Securities of Foreign Government Issuers                   -
-------------------------------------------------------------------------
 Debt Securities of Foreign Corporate Issuers                    -
-------------------------------------------------------------------------
 Non-Dollar Securities                                           -
-------------------------------------------------------------------------
 DERIVATIVE SECURITIES AND
 CONTRACTS
-------------------------------------------------------------------------
 Mortgage-Backed Securities                                      X
-------------------------------------------------------------------------
 Asset-Backed Securities                                         X
-------------------------------------------------------------------------

(continued)

-------------------------------------------------------------------------
                                                                ROSZEL/
                                                               DELAWARE
                                                                 TREND
                                                               PORTFOLIO
-------------------------------------------------------------------------
 Options on Securities and Indices                               -
-------------------------------------------------------------------------
 Stock Index Futures Contracts and Options Thereon               -
-------------------------------------------------------------------------
 Interest Rate Futures Contracts and Options Thereon             -
-------------------------------------------------------------------------
 CURRENCY TRANSACTIONS AND
 SWAPS
-------------------------------------------------------------------------
 Forward Foreign Currency Exchange Contracts                     -
-------------------------------------------------------------------------
 Currency Options and Futures Contracts                          -
-------------------------------------------------------------------------
 Currency Swaps                                                  X
-------------------------------------------------------------------------
 Currency Cross-Hedging                                          X
-------------------------------------------------------------------------
 Interest Rate Swaps                                             X
-------------------------------------------------------------------------
 Interest Rate Caps, Floors and Collars                          X
-------------------------------------------------------------------------
 Equity Swaps                                                    X
-------------------------------------------------------------------------

                OBTAINING ADDITIONAL INFORMATION ABOUT THE TRUST

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

Additional information about the Trust's investments is available in the Trust's annual and semi-annual reports to shareholders. The annual report for the last completed fiscal period is currently available to shareholders of the Trust. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during the fiscal period covered by the report. A semi-annual report will be available to shareholders of the Trust after the next completed fiscal period.

STATEMENT OF ADDITIONAL INFORMATION

The SAI, which contains additional information about the Trust, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. Information about the Trust (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Trust are available on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

A free copy of the Trust's SAI, annual and semi-annual reports may be obtained and further inquiries can be made by calling the MLIG Service Center at 1-800-535-5549 or by writing to the MLIG Service Center at P.O. Box 44222, Jacksonville, Florida 32231-4222.

Investment Company Act File No.: 811-21038